As filed with the Securities and Exchange Commission on January 25, 2008

Registration No. 333-146016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 5
to
FORM S-1

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

SEACASTLE INC.
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	7359	98-0542094
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

c/o Seacastle Operating Holdings LLC
1 Maynard Drive
Park Ridge, New Jersey 07656
(201) 391-0800
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)

Joseph Kwok
Chief Executive Officer
Seacastle Inc.
c/o Seacastle Operating Holdings LLC
1 Maynard Drive
Park Ridge, New Jersey 07656
(201) 391-0800
(Name, Address, Including Zip Code, and Telephone
Number, Including Area Code, of Agent For Service)

Copies to:

Joseph A. Coco, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036-6522 (212) 735-3000	David B. Harms, Esq. Sullivan & Cromwell LLP 125 Broad Street New York, New York 10004-2498 (212) 558-4000

Approximate date of commencement of proposed sale to the public:    As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment is filed solely to file the exhibits indicated in Item 16 of Part II. No change is made to the preliminary prospectus constituting Part I of the Registration Statement or Items 13, 14, 15, or 17 of Part II of the Registration Statement.

Part II
Information Not Required in Prospectus

Item 16.    Exhibits and Financial Statement Schedules

A.    Exhibits

Exhibit No.	Description
1.1	Form of Underwriting Agreement†
1.2	Form of Reserved Share Program Agreement.†
3.1	Form of Amended and Restated Articles of Incorporation of the Registrant†
3.2	Amended and Restated Bylaws of the Registrant†
4.1	Form of Common Stock Certificate†
4.2	Form of Shareholders Agreement by and among Seacastle Inc. and Fortress Investment Fund III LP, Fortress Investment Fund III (Fund B) LP, Fortress Investment Fund III (Fund C) LP, Fortress Investment Fund III (Fund D) L.P., Fortress Investment Fund III (Fund E) LP, Fortress Investment Fund III (Coinvestment Fund A) LP, Fortress Investment Fund III (Coinvestment Fund B) LP, Fortress Investment Fund III (Coinvestment Fund C) LP, Fortress Investment Fund III (Coinvestment Fund D) L.P., Fortress Investment Fund IV (Fund A) L.P., Fortress Investment Fund IV (Fund B) L.P., Fortress Investment Fund IV (Fund C) L.P., Fortress Investment Fund IV (Fund D) L.P., Fortress Investment Fund IV (Fund E) L.P., Fortress Investment Fund IV (Fund F) L.P., Fortress Investment Fund IV (Fund G) L.P., and SCT Chassis Holdings LLC†
5.1	Opinion of Reeder & Simpson P.C.
10.1	Seacastle Inc. Equity Incentive Plan†
10.2	Form of Restricted Share Agreement†
10.3	Management Shareholder Agreement, dated as of October 1, 2006, by and between Seacastle Inc. and Joseph Kwok†
10.4	Management Shareholder Agreement, dated as of October 1, 2006, by and between FIF III CLI Holding Limited, Container Leasing International, LLC and Joseph Kwok†
10.5	Management Shareholder Agreement, dated as of August 1, 2007, by and between Seacastle Inc. and Stephen N. Gray†
10.6	Shareholder Agreement, dated as of September 5, 2007, by and among Interpool, Inc., Seacastle Inc. and Arthur L. Burns†
10.7	Amended and Restated Trust Agreement, dated as of June 1, 2000 and as Amended and Restated as of March 1, 2002, between Interpool, Inc., Interpool Chassis Funding, LLC and First Union Trust Company, National Association and Delaware Trustee†
10.8	Third Amended and Restated Indenture, dated as of June 1, 2000, amended and restated as of March 1, 2002, second amended and restated as of September 1, 2002, and third amended and restated as of September 30, 2002, among Interpool Chassis Funding, LLC (f/k/a Interpool Funding 2000, LLC), as Issuer, and Intermodal Chassis Issuance, LLC and Interpool Inc., as Servicer, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as the ICF Indenture Trustee, and Wachovia Securities, Inc. (f/k/a First Union Securities, Inc.), as Administrative Agent†

Exhibit No.	Description
10.9	Third Amended and Restated Servicing Agreement, dated as of June 1, 2000, by and among Interpool, Inc., as Servicer, Trac Lease, Inc., as Subservicer, JPMorgan Chase Bank, as ICF Indenture Trustee, Intermodal Chassis Issuance, LLC, each lessor pursuant to Financings thereunder, and Interpool Chassis Funding, LLC†
10.10	Amendment Number One to Third Amended and Restated Servicing Agreement, dated as of November 18, 2004, by and among Interpool, Inc., Trac Lease, Inc., Interpool Chassis Funding, LLC, Intermodal Chassis Issuance, LLC, JPMorgan Chase Bank, and MBIA Insurance Corporation†
10.11	Amended and Restated Indenture, dated as of September 1, 2002 and amended and restated as of September 30, 2002, among Intermodal Chassis Issuance, LLC, as Issuer, Interpool, Inc., as Servicer, JPMorgan Chase Bank, as ICI Indenture Trustee, and Wachovia Securities, Inc., as Administrative Agent†
10.12	Restated Series 2003-1 Supplement, dated as of September 1, 2002 and restated as of February 1, 2003, among Intermodal Chassis Issuance, LLC, as Issuer, Interpool, Inc., as Servicer, Wachovia Securities, Inc. (f/k/a First Union Securities, Inc.), as Administrative Agent, and JPMorgan Chase Bank, as ICI Indenture Trustee†
10.13	Amended and Restated ILFT 2002-B Indenture, dated as of September 30, 2002 and amended and restated as of September 30, 2002, between Interpool Lease Financing Trust 2002-B and JPMorgan Chase Bank†
10.14	Amended and Restated ILFT 2002-C Indenture, dated as of September 30, 2002 and amended and restated as of September 30, 2002, between Interpool Lease Financing Trust 2002-C and JPMorgan Chase Bank†
10.15	Revolving Credit Agreement, dated as of August 24, 2006, by and among Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as the Borrower, Deutsche Bank Trust Company Americas and Wachovia Bank, National Association, as the Lenders, Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC, as the Joint Lead Arrangers, and Deutsche Bank Trust Company Americas, as the Administrative Agent†
10.16	First Amendment to Revolving Credit Agreement, dated as of April 26, 2007, by and among Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as the Borrower, Deutsche Bank Trust Company Americas and Wachovia Bank, National Association, as the Lenders, Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC, as the Joint Lead Arrangers, and Deutsche Bank Trust Company Americas, as the Administrative Agent†
10.17	Second Amendment to Revolving Credit Agreement, dated as of July 19, 2007, by and among Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as the Borrower, Deutsche Bank Trust Company Americas and Wachovia Bank, National Association, as the Lenders, Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC, as the Joint Lead Arrangers, and Deutsche Bank Trust Company Americas, as the Administrative Agent†
10.18	Guaranty, dated as of August 24, 2006, by each Guarantor in favor of Deutsche Bank Trust Company Americas, as Administrative Agent, for itself and the other parties to the Revolving Credit Agreement, dated as of August 24, 2006†
10.19	Second Amended and Restated Indenture, dated as of August 24, 2006, between CLI Funding LLC, as Issuer, and U.S. Bank National Association, as Indenture Trustee and individually as a Securities Intermediary†
10.20	Amendment Number 1 to the Second Amended and Restated Indenture, dated as of April 26, 2007, between CLI Funding LLC and U.S. Bank National Association†

Exhibit No.	Description
10.21	Series 2006-1 Supplement, dated as August 24, 2006, between CLI Funding LLC and U.S. Bank National Association†
10.22	Series 2006-2 Supplement, dated as August 24, 2006, between CLI Funding LLC and U.S. Bank National Association†
10.23	Indenture, dated as of July 19, 2007, among Interpool Chassis Funding II, LLC, as Issuer, Interpool, Inc., as Servicer and Initial Custodian, U.S. Bank National Association, as Indenture Trustee, and Citigroup Global Markets Realty Corp., as Administrative Agent†
10.24	Series 2007-1 Supplement, dated as of July 19, 2007, among Interpool Chassis Funding II, LLC, Interpool, Inc., Citigroup Global Markets Realty Corp. and U.S. Bank National Association†
10.25	Servicing Agreement, dated as of July 19, 2007, by and among Interpool, Inc., as Servicer, TRAC Lease, Inc., as Subservicer, U.S. Bank National Association, as Indenture Trustee under the Indenture, and Interpool Chassis Funding II, LLC, as the Issuer†
10.26	Loan Agreement, dated as of July 19, 2007, between ING Capital LLC and Interpool, Inc.†
10.27	Guaranty, dated as of July 19, 2007, by Interpool Containers Limited in favor of ING Capital LLC†
10.28	Second Amended and Restated Credit and Security Agreement, dated July 19, 2007, by and among Interpool, Inc., Trac Lease, Inc., certain Lenders listed therein, and National City Bank, as administrative and collateral agent for the Lenders†
10.29	Credit Agreement, dated as of July 19, 2007, by and among CLI Funding II LLC, as Borrower, Bear Stearns Corporate Lending Inc., Citigroup Global Markets Realty Corp., and Deutsche Bank Trust Company Americas, as Lenders, Citigroup Global Markets Realty Corp. as Agent, and Bear Stearns & Co. Inc., Citigroup Global Markets Realty Corp. and Deutsche Bank Securities Inc., as Joint Lead Arrangers†
10.30	Credit Agreement (2007-A), dated as of July 26, 2007, by and among Seacastle Inc., Seacastle Operating Company, Citicorp North America, Inc., Bear Stearns Corporate Lending Inc., Deutsche Bank Trust Company Americas, each other financial institutions party thereto, and Citicorp North America Inc†
10.31	Guaranty Agreement, dated as of July 26, 2007, by Seacastle Inc., Seacastle Holdings LLC and SCT Chassis Inc., as Guarantors, and Citicorp North America, Inc., as Agent†
10.32	Amending and Restating Agreement, dated August 3, 2007, among SCT Containers Inc., as Borrower, the banks and financial institutions listed in Schedule 1 thereto, as Lenders, the banks and financial institutions listed in Schedule 2 thereto, as Swap Banks, and HSH Nordbank AG, as Agent and Security Trustee†
10.33	Form of Indemnification Agreement with directors and officers†
10.34	Servicing Agreement, dated as of October 22, 2007, by and among Interpool, Inc., TRAC Lease, Inc., as Subservicer, U.S. Bank National Association, as indenture trustee, and Interpool Chassis Funding LLC†
10.35	2007-B SUBI Supplement to the Trust Agreement, dated as of October 22, 2007, made by and among Interpool Chassis Funding, LLC, as the Initial Beneficiary, Interpool, Inc., as Settlor and as Custodian, US Bank Trust National Association, as Trustee, and U.S. Bank trust National Association, as SUBI Trustee†

Exhibit No.	Description
10.36	Credit Agreement, dated as of October 31, 2007, among CLI Funding III LLC, as Borrower, the lenders from time to time party thereto, and ING Bank N.V., as Administrative Agent and Collateral Agent†
10.37	Guaranty, dated as of October 31, 2007, made by Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as Guarantor†
10.38	Series 2006-2 Note Purchase Agreement, dated as of August 24, 2006, among CLI Funding LLC, as the Issuer, Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as the Manager and as Seller, Deutsche Bank AG, New York Branch and Wachovia Bank, National Association, as Liquidity Providers and as Liquidity Agents, Variable Funding Capital Company LLC and Aspen Funding Corp., as Conduit Purchasers, and Wachovia Capital Markets, LLC and Deutsche Bank AG, New York Branch, as Deal Agents, and consented to by Ambac Assurance Corporation, as the Series Enhancer†
10.39	Amendment Number One, dated as of January 25, 2007, to the Series 2006-2 Note Purchase Agreement, dated as of August 24, 2006, among CLI Funding LLC, as the Issuer, Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as Manager and as Seller, Deutsche Bank AG, New York Branch and Wachovia Bank, National Association as Liquidity Providers and as Liquidity Agents, Variable Funding Capital Company LLC and Aspen Funding Corp., as Conduit Purchasers, and Wachovia Capital Markets, LLC and Deutsche Bank AG, New York Branch, as Deal Agents, and consented to by Ambac Assurance Corporation, as the Series Enhancer†
10.40	Amendment Number Two, dated as of April 26, 2007, to the Series 2006-2 Note Purchase Agreement, dated as of August 24, 2006, among CLI Funding LLC, as the Issuer, Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as Manager and as Seller, Deutsche Bank AG, New York Branch and Wachovia Bank, National Association as Liquidity Providers and as Liquidity Agents, Variable Funding Capital Company LLC and Aspen Funding Corp., as Conduit Purchasers, and Wachovia Capital Markets, LLC and Deutsche Bank AG, New York Branch, as Deal Agents, and consented to by Ambac Assurance Corporation, as the Series Enhancer†
10.41	Amendment Number Three, dated as of May 24, 2007, to the Series 2006-2 Note Purchase Agreement, dated as of August 24, 2006, among CLI Funding LLC, as the Issuer, Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as Manager and as Seller, Deutsche Bank AG, New York Branch and Wachovia Bank, National Association as Liquidity Providers and as Liquidity Agents, Variable Funding Capital Company LLC and Aspen Funding Corp., as Conduit Purchasers, and Wachovia Capital Markets, LLC and Deutsche Bank AG, New York Branch, as Deal Agents, and consented to by Ambac Assurance Corporation, as the Series Enhancer†
10.42	Amendment Number Four, dated as of November 30, 2007, to the Series 2006-2 Note Purchase Agreement, dated as of August 24, 2006, among CLI Funding LLC, as the Issuer, Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as Manager and as Seller, Deutsche Bank AG, New York Branch, ING Bank N.V. and Wachovia Bank, National Association, as Liquidity Providers, Variable Funding Capital Company LLC and Aspen Funding Corp., as Conduit Purchasers, Wachovia Capital Markets, LLC, ING Bank N.V. and Deutsche Bank AG, New York Branch, as Deal Agents, and Wachovia Bank, National Association and Deutsche Bank AG, New York Branch, as Liquidity Agents, and consented to by Ambac Assurance Corporation†

Exhibit No.	Description
10.43	Third Amendment, dated as of October 31, 2007, to the Revolving Credit Agreement, dated as of August 24, 2006, by and among Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as the Borrower, Deutsche Bank Trust Company Americas and Wachovia Bank, National Association, as the Lenders, Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC, as the Joint Lead Arrangers, and Deutsche Bank Trust Company Americas, as the Administrative Agent†
10.44	Fourth Amendment, dated as of November 30, 2007, to the Revolving Credit Agreement, dated as of August 24, 2006, by and among Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as the Borrower, Deutsche Bank Trust Company Americas and Wachovia Bank, National Association, as the Lenders, Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC, as the Joint Lead Arrangers, and Deutsche Bank Trust Company Americas, as the Administrative Agent†
10.45	Indenture, dated as of October 22, 2007, among Interpool Chassis Funding, LLC, as Issuer, Interpool, Inc., as Servicer and Initial Custodian, U.S. Bank National Association, as Indenture Trustee, and Citibank, N.A., as Administrative Agent†
10.46	Series 2007-1 Supplement, dated as of October 22, 2007, to the Indenture, dated as of October 22, 2007, among Interpool Chassis Funding, LLC, as Issuer, Interpool, Inc., as Servicer and Initial Custodian, U.S. Bank National Association, as Indenture Trustee, and Citibank, N.A., as Administrative Agent†
10.47	Loan Agreement, dated as of December 21, 2007, between SCT Containers III PTE LTD, as Borrower, the Banks and Financial Institutions, as Lenders and Swap Banks, United Overseas Bank Limited, as Agent and United Overseas Bank Limited as Trustee†
10.48	Guarantee, dated December 21, 2007 by SCT Holdings Inc., as the Guarantor†
10.49	Amendment to Shareholder Agreement, dated as of December 28, 2007, by and among Interpool Inc., Seacastle Inc. and Arthur L. Burns†
21.1	Subsidiaries of the Registrant†
23.1	Consent of Reeder & Simpson P.C. (included in Exhibit 5.1)
23.2	Consent of Ernst & Young LLP†
23.3	Consent of KPMG LLP†
23.4	Consent of Containerisation International†
23.5	Consent of Clarkson Research Services Limited†
23.6	Consent of the Association of American Railroads†
23.7	Consent of Paul R. Goodwin†
23.8	Consent of Michael D. Malone†
23.9	Consent of Ronald L. Merriman†
23.10	Consent of Timothy J. Rhein†
23.11	Consent of Joseph J. Ueberroth†
24.1	Power of Attorney (included as part of the signature pages)†

†	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 5 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in San Francisco, California, on January 25, 2008.

SEACASTLE INC.
By: /s/ Joseph Kwok Name: Joseph Kwok Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

*	Chairman of the Board of Directors	January 25, 2008

Wesley R. Edens

/s/ Joseph P. Adams, Jr.	Deputy Chairman of the Board of Directors	January 25, 2008

Joseph P. Adams, Jr.

*	Director	January 25, 2008

Randal Nardone

*	Chief Executive Officer (principal executive officer)	January 25, 2008

Joseph Kwok

*	Chief Financial Officer (principal financial officer and principal accounting officer)	January 25, 2008

Stephen N. Gray

Joseph P. Adams, Jr., by signing his name below, signs this document on behalf of each of the above named persons specified by an asterisk (*), pursuant to a power of attorney duly executed by such persons and filed with the Securities and Exchange Commission in the registrant’s Registration Statement on September 12, 2007.

* By: /s/ Joseph P. Adams, Jr. Joseph P. Adams, Jr. Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Form of Underwriting Agreement†
1.2	Form of Reserved Share Program Agreement†
3.1	Form of Amended and Restated Articles of Incorporation of the Registrant†
3.2	Amended and Restated Bylaws of the Registrant†
4.1	Form of Common Stock Certificate†
4.2	Form of Shareholders Agreement by and among Seacastle Inc. and Fortress Investment Fund III LP, Fortress Investment Fund III (Fund B) LP, Fortress Investment Fund III (Fund C) LP, Fortress Investment Fund III (Fund D) L.P., Fortress Investment Fund III (Fund E) LP, Fortress Investment Fund III (Coinvestment Fund A) LP, Fortress Investment Fund III (Coinvestment Fund B) LP, Fortress Investment Fund III (Coinvestment Fund C) LP, Fortress Investment Fund III (Coinvestment Fund D) L.P., Fortress Investment Fund IV (Fund A) L.P., Fortress Investment Fund IV (Fund B) L.P., Fortress Investment Fund IV (Fund C) L.P., Fortress Investment Fund IV (Fund D) L.P., Fortress Investment Fund IV (Fund E) L.P., Fortress Investment Fund IV (Fund F) L.P., Fortress Investment Fund IV (Fund G) L.P., and SCT Chassis Holdings LLC†
5.1	Opinion of Reeder & Simpson P.C.
10.1	Seacastle Inc. Equity Incentive Plan†
10.2	Form of Restricted Share Agreement†
10.3	Management Shareholder Agreement, dated as of October 1, 2006, by and between Seacastle Inc. and Joseph Kwok†
10.4	Management Shareholder Agreement, dated as of October 1, 2006, by and between FIF III CLI Holding Limited, Container Leasing International, LLC and Joseph Kwok†
10.5	Management Shareholder Agreement, dated as of August 1, 2007, by and between Seacastle Inc. and Stephen N. Gray†
10.6	Shareholder Agreement, dated as of September 5, 2007, by and among Interpool, Inc., Seacastle Inc. and Arthur L. Burns†
10.7	Amended and Restated Trust Agreement, dated as of June 1, 2000 and as Amended and Restated as of March 1, 2002, between Interpool, Inc., Interpool Chassis Funding, LLC and First Union Trust Company, National Association and Delaware Trustee†
10.8	Third Amended and Restated Indenture, dated as of June 1, 2000, amended and restated as of March 1, 2002, second amended and restated as of September 1, 2002, and third amended and restated as of September 30, 2002, among Interpool Chassis Funding, LLC (f/k/a Interpool Funding 2000, LLC), as Issuer, and Intermodal Chassis Issuance, LLC and Interpool Inc., as Servicer, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as the ICF Indenture Trustee, and Wachovia Securities, Inc. (f/k/a First Union Securities, Inc.), as Administrative Agent†
10.9	Third Amended and Restated Servicing Agreement, dated as of June 1, 2000, by and among Interpool, Inc., as Servicer, Trac Lease, Inc., as Subservicer, JPMorgan Chase Bank, as ICF Indenture Trustee, Intermodal Chassis Issuance, LLC, each lessor pursuant to Financings thereunder, and Interpool Chassis Funding, LLC†

Exhibit No.	Description
10.10	Amendment Number One to Third Amended and Restated Servicing Agreement, dated as of November 18, 2004, by and among Interpool, Inc., Trac Lease, Inc., Interpool Chassis Funding, LLC, Intermodal Chassis Issuance, LLC, JPMorgan Chase Bank, and MBIA Insurance Corporation†
10.11	Amended and Restated Indenture, dated as of September 1, 2002 and amended and restated as of September 30, 2002, among Intermodal Chassis Issuance, LLC, as Issuer, Interpool, Inc., as Servicer, JPMorgan Chase Bank, as ICI Indenture Trustee, and Wachovia Securities, Inc., as Administrative Agent†
10.12	Restated Series 2003-1 Supplement, dated as of September 1, 2002 and restated as of February 1, 2003, among Intermodal Chassis Issuance, LLC, as Issuer, Interpool, Inc., as Servicer, Wachovia Securities, Inc. (f/k/a First Union Securities, Inc.), as Administrative Agent, and JPMorgan Chase Bank, as ICI Indenture Trustee†
10.13	Amended and Restated ILFT 2002-B Indenture, dated as of September 30, 2002 and amended and restated as of September 30, 2002, between Interpool Lease Financing Trust 2002-B and JPMorgan Chase Bank†
10.14	Amended and Restated ILFT 2002-C Indenture, dated as of September 30, 2002 and amended and restated as of September 30, 2002, between Interpool Lease Financing Trust 2002-C and JPMorgan Chase Bank†
10.15	Revolving Credit Agreement, dated as of August 24, 2006, by and among Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as the Borrower, Deutsche Bank Trust Company Americas and Wachovia Bank, National Association, as the Lenders, Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC, as the Joint Lead Arrangers, and Deutsche Bank Trust Company Americas, as the Administrative Agent†
10.16	First Amendment to Revolving Credit Agreement, dated as of April 26, 2007, by and among Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as the Borrower, Deutsche Bank Trust Company Americas and Wachovia Bank, National Association, as the Lenders, Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC, as the Joint Lead Arrangers, and Deutsche Bank Trust Company Americas, as the Administrative Agent†
10.17	Second Amendment to Revolving Credit Agreement, dated as of July 19, 2007, by and among Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as the Borrower, Deutsche Bank Trust Company Americas and Wachovia Bank, National Association, as the Lenders, Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC, as the Joint Lead Arrangers, and Deutsche Bank Trust Company Americas, as the Administrative Agent†
10.18	Guaranty, dated as of August 24, 2006, by each Guarantor in favor of Deutsche Bank Trust Company Americas, as Administrative Agent, for itself and the other parties to the Revolving Credit Agreement, dated as of August 24, 2006†
10.19	Second Amended and Restated Indenture, dated as of August 24, 2006, between CLI Funding LLC, as Issuer, and U.S. Bank National Association, as Indenture Trustee and individually as a Securities Intermediary†
10.20	Amendment Number 1 to the Second Amended and Restated Indenture, dated as of April 26, 2007, between CLI Funding LLC and U.S. Bank National Association†
10.21	Series 2006-1 Supplement, dated as August 24, 2006, between CLI Funding LLC and U.S. Bank National Association†

Exhibit No.	Description
10.22	Series 2006-2 Supplement, dated as August 24, 2006, between CLI Funding LLC and U.S. Bank National Association†
10.23	Indenture, dated as of July 19, 2007, among Interpool Chassis Funding II, LLC, as Issuer, Interpool, Inc., as Servicer and Initial Custodian, U.S. Bank National Association, as Indenture Trustee, and Citigroup Global Markets Realty Corp., as Administrative Agent†
10.24	Series 2007-1 Supplement, dated as of July 19, 2007, among Interpool Chassis Funding II, LLC, Interpool, Inc., Citigroup Global Markets Realty Corp. and U.S. Bank National Association†
10.25	Servicing Agreement, dated as of July 19, 2007, by and among Interpool, Inc., as Servicer, TRAC Lease, Inc., as Subservicer, U.S. Bank National Association, as Indenture Trustee under the Indenture, and Interpool Chassis Funding II, LLC, as the Issuer†
10.26	Loan Agreement, dated as of July 19, 2007, between ING Capital LLC and Interpool, Inc.†
10.27	Guaranty, dated as of July 19, 2007, by Interpool Containers Limited in favor of ING Capital LLC†
10.28	Second Amended and Restated Credit and Security Agreement, dated July 19, 2007, by and among Interpool, Inc., Trac Lease, Inc., certain Lenders listed therein, and National City Bank, as administrative and collateral agent for the Lenders†
10.29	Credit Agreement, dated as of July 19, 2007, by and among CLI Funding II LLC, as Borrower, Bear Stearns Corporate Lending Inc., Citigroup Global Markets Realty Corp., and Deutsche Bank Trust Company Americas, as Lenders, Citigroup Global Markets Realty Corp. as Agent, and Bear Stearns & Co. Inc., Citigroup Global Markets Realty Corp. and Deutsche Bank Securities Inc., as Joint Lead Arrangers†
10.30	Credit Agreement (2007-A), dated as of July 26, 2007, by and among Seacastle Inc., Seacastle Operating Company, Citicorp North America, Inc., Bear Stearns Corporate Lending Inc., Deutsche Bank Trust Company Americas, each other financial institutions party thereto, and Citicorp North America Inc†
10.31	Guaranty Agreement, dated as of July 26, 2007, by Seacastle Inc., Seacastle Holdings LLC and SCT Chassis Inc., as Guarantors, and Citicorp North America, Inc., as Agent†
10.32	Amending and Restating Agreement, dated August 3, 2007, among SCT Containers Inc., as Borrower, the banks and financial institutions listed in Schedule 1 thereto, as Lenders, the banks and financial institutions listed in Schedule 2 thereto, as Swap Banks, and HSH Nordbank AG, as Agent and Security Trustee†
10.33	Form of Indemnification Agreement with directors and officers†
10.34	Servicing Agreement, dated as of October 22, 2007, by and among Interpool, Inc., TRAC Lease, Inc., as Subservicer, U.S. Bank National Association, as indenture trustee, and Interpool Chassis Funding LLC†
10.35	2007-B SUBI Supplement to the Trust Agreement, dated as of October 22, 2007, made by and among Interpool Chassis Funding, LLC, as the Initial Beneficiary, Interpool, Inc., as Settlor and as Custodian, US Bank Trust National Association, as Trustee, and U.S. Bank trust National Association, as SUBI Trustee†

Exhibit No.	Description
10.36	Credit Agreement, dated as of October 31, 2007, among CLI Funding III LLC, as Borrower, the lenders from time to time party thereto, and ING Bank N.V., as Administrative Agent and Collateral Agent†
10.37	Guaranty, dated as of October 31, 2007, made by Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as Guarantor†
10.38	Series 2006-2 Note Purchase Agreement, dated as of August 24, 2006, among CLI Funding LLC, as the Issuer, Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as the Manager and as Seller, Deutsche Bank AG, New York Branch and Wachovia Bank, National Association, as Liquidity Providers and as Liquidity Agents, Variable Funding Capital Company LLC and Aspen Funding Corp., as Conduit Purchasers, and Wachovia Capital Markets, LLC and Deutsche Bank AG, New York Branch, as Deal Agents, and consented to by Ambac Assurance Corporation, as the Series Enhancer†
10.39	Amendment Number One, dated as of January 25, 2007, to the Series 2006-2 Note Purchase Agreement, dated as of August 24, 2006, among CLI Funding LLC, as the Issuer, Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as Manager and as Seller, Deutsche Bank AG, New York Branch and Wachovia Bank, National Association as Liquidity Providers and as Liquidity Agents, Variable Funding Capital Company LLC and Aspen Funding Corp., as Conduit Purchasers, and Wachovia Capital Markets, LLC and Deutsche Bank AG, New York Branch, as Deal Agents, and consented to by Ambac Assurance Corporation, as the Series Enhancer†
10.40	Amendment Number Two, dated as of April 26, 2007, to the Series 2006-2 Note Purchase Agreement, dated as of August 24, 2006, among CLI Funding LLC, as the Issuer, Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as Manager and as Seller, Deutsche Bank AG, New York Branch and Wachovia Bank, National Association as Liquidity Providers and as Liquidity Agents, Variable Funding Capital Company LLC and Aspen Funding Corp., as Conduit Purchasers, and Wachovia Capital Markets, LLC and Deutsche Bank AG, New York Branch, as Deal Agents, and consented to by Ambac Assurance Corporation, as the Series Enhancer†
10.41	Amendment Number Three, dated as of May 24, 2007, to the Series 2006-2 Note Purchase Agreement, dated as of August 24, 2006, among CLI Funding LLC, as the Issuer, Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as Manager and as Seller, Deutsche Bank AG, New York Branch and Wachovia Bank, National Association as Liquidity Providers and as Liquidity Agents, Variable Funding Capital Company LLC and Aspen Funding Corp., as Conduit Purchasers, and Wachovia Capital Markets, LLC and Deutsche Bank AG, New York Branch, as Deal Agents, and consented to by Ambac Assurance Corporation, as the Series Enhancer†
10.42	Amendment Number Four, dated as of November 30, 2007, to the Series 2006-2 Note Purchase Agreement, dated as of August 24, 2006, among CLI Funding LLC, as the Issuer, Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as Manager and as Seller, Deutsche Bank AG, New York Branch, ING Bank N.V. and Wachovia Bank, National Association, as Liquidity Providers, Variable Funding Capital Company LLC and Aspen Funding Corp., as Conduit Purchasers, Wachovia Capital Markets, LLC, ING Bank N.V. and Deutsche Bank AG, New York Branch, as Deal Agents, and Wachovia Bank, National Association and Deutsche Bank AG, New York Branch, as Liquidity Agents, and consented to by Ambac Assurance Corporation†

Exhibit No.	Description
10.43	Third Amendment, dated as of October 31, 2007, to the Revolving Credit Agreement, dated as of August 24, 2006, by and among Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as the Borrower, Deutsche Bank Trust Company Americas and Wachovia Bank, National Association, as the Lenders, Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC, as the Joint Lead Arrangers, and Deutsche Bank Trust Company Americas, as the Administrative Agent†
10.44	Fourth Amendment, dated as of November 30, 2007, to the Revolving Credit Agreement, dated as of August 24, 2006, by and among Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC), as the Borrower, Deutsche Bank Trust Company Americas and Wachovia Bank, National Association, as the Lenders, Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC, as the Joint Lead Arrangers, and Deutsche Bank Trust Company Americas, as the Administrative Agent†
10.45	Indenture, dated as of October 22, 2007, among Interpool Chassis Funding, LLC, as Issuer, Interpool, Inc., as Servicer and Initial Custodian, U.S. Bank National Association, as Indenture Trustee, and Citibank, N.A., as Administrative Agent†
10.46	Series 2007-1 Supplement, dated as of October 22, 2007, to the Indenture, dated as of October 22, 2007, among Interpool Chassis Funding, LLC, as Issuer, Interpool, Inc., as Servicer and Initial Custodian, U.S. Bank National Association, as Indenture Trustee, and Citibank, N.A., as Administrative Agent†
10.47	Loan Agreement, dated as of December 21, 2007, between SCT Containers III PTE LTD, as Borrower, the Banks and Financial Institutions, as Lenders and Swap Banks, United Overseas Bank Limited, as Agent and United Overseas Bank Limited as Trustee†
10.48	Guarantee, dated December 21, 2007 by SCT Holdings Inc., as the Guarantor†
10.49	Amendment to Shareholder Agreement, dated as of December 28, 2007, by and among Interpool Inc., Seacastle Inc. and Arthur L. Burns†
21.1	Subsidiaries of the Registrant†
23.1	Consent of Reeder & Simpson P.C. (included in Exhibit 5.1)
23.2	Consent of Ernst & Young LLP†
23.3	Consent of KPMG LLP†
23.4	Consent of Containerisation International†
23.5	Consent of Clarkson Research Services Limited†
23.6	Consent of the Association of American Railroads†
23.7	Consent of Paul R. Goodwin†
23.8	Consent of Michael D. Malone†
23.9	Consent of Ronald L. Merriman†
23.10	Consent of Timothy J. Rhein†
23.11	Consent of Joseph J. Ueberroth†
24.1	Power of Attorney (included as part of the signature pages)†

†	Previously filed.